UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2011
ALST CASINO HOLDCO, LLC
(Exact name of registrant as specified in its charter)

Delaware		45-2487922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 636-5401
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1
EX-10.1
EX-10.2
EX-10.3

Item 1.01. Entry into a Material Definitive Agreement
Credit Agreement
      On November 1, 2011 (the “Effective Date”), Aliante Gaming, LLC (“Aliante Gaming”) and ALST Casino Holdco, LLC (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Wilmington Trust, National Association, as Administrative Agent, and the lenders party thereto (“Lenders”). The Credit Agreement (i) provides for $45.0 million in aggregate principal amount of senior secured loans (“Senior Secured Loans”), which Senior Secured Loans were deemed made on the Effective Date without any funding being provided to Aliante Gaming, (ii) is guaranteed by the Company and by each domestic wholly-owned subsidiary (if any) of Aliante Gaming and (iii) is secured by a first-priority (a) pledge of 100% of the Company’s equity interest in Aliante Gaming, (b) pledge of 100% of the equity interests in Aliante Gaming’s domestic subsidiaries (if any) and 65% of the equity interests of Aliante Gaming’s “first-tier” foreign subsidiaries (if any) and (c) security interest in substantially all of Aliante Gaming’s tangible and intangible assets, as well as those of each subsidiary guarantor (if any), in each case, other than any assets that may not be pledged pursuant to applicable gaming laws and subject to customary exceptions. From the Effective Date through the third anniversary of the Effective Date, the Senior Secured Loans will bear interest at the rate of, at the election of Aliante Gaming, either (i) 10% per annum, which interest will be added to the principal amount of the Senior Secured Loans quarterly in arrears and subsequently treated as principal of the Senior Secured Loans or (ii) six percent per annum, which interest will be payable in cash quarterly in arrears. Following the third anniversary of the Effective Date, the Senior Secured Loans will bear interest at the rate of six percent per annum, which interest will be payable in cash quarterly in arrears. Unless the maturity date for the Senior Secured Loans is extended pursuant to the terms of the Credit Agreement, the Senior Secured Loans will be due and payable on the seventh anniversary of the Effective Date. There is no scheduled amortization under the Credit Agreement.
     The Credit Agreement contains customary representations and warranties and affirmative covenants, including, among other things, reporting covenants, covenants to maintain insurance, comply with laws and maintain properties and other covenants customary in senior credit financings of this type. The Credit Agreement does not contain any financial covenants. In addition, the Credit Agreement contains restrictions on the ability of Aliante Gaming and its subsidiaries (if any) to, among other things and without limitation: incur additional debt; make payments on subordinated obligations; make distributions and repurchase equity; make investments; grant liens on its property to secure debt; enter into certain transactions with affiliates; sell assets or enter into mergers or consolidations; sell equity interests in subsidiaries; create dividend and other payment restrictions affecting subsidiaries; and change the nature of its line of business. Pursuant to the Credit Agreement, the Company is required to be a passive holding company and its actions are limited to, among other things, owning the equity interests of Aliante Gaming, maintaining its legal existence as a public company, participating in administrative matters and performing its obligations in connection with the Credit Agreement and other agreements entered into in connection therewith. The Credit Agreement contains customary events of default, including, among other things and without limitation: payment defaults, breach of representations and warranties, covenant defaults, cross-defaults and cross-acceleration to certain indebtedness, certain events of bankruptcy and insolvency, certain events under ERISA, material judgments, actual or asserted failure of any guaranty or security document to be in full force and effect and change of control. If an event of default occurs and is continuing, Aliante Gaming may be required to repay all amounts outstanding under the Credit Agreement.
     Aliante Gaming is required to prepay the Senior Secured Loans (subject to certain exceptions, thresholds and, in the case of asset sales and recovery events, reinvestment rights) upon the receipt of net proceeds from (i) the issuance or incurrence of certain indebtedness, (ii) certain asset sales and (iii) certain property or casualty insurance claims or condemnation, eminent domain or similar takings. Aliante Gaming is permitted to voluntarily prepay the Senior Secured Loans, in whole or in part, without penalty or premium, subject to certain minimum amounts.
     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the copy of the Credit Agreement filed as Exhibit 10.1 to this Current Report, which is incorporated by reference herein.
Management Agreement

On the Effective Date, Aliante Gaming entered into a management agreement (the “Management Agreement”) with Station Casinos LLC (“Station”) pursuant to which Station is managing the Aliante Station Casino + Hotel (the “Hotel”). The Management Agreement requires Station to manage the Hotel at the same standard and level of quality at which Station and its affiliates managed the Hotel, and the other properties managed by them, during the 12 months preceding the Effective Date.
The Management Agreement has an initial term of five years, with one-year renewal terms thereafter at Aliante Gaming’s option, but is subject to early termination as hereainafter described. Either party has the right to terminate the Management Agreement at any time after the first year upon 90 days’ notice. Aliante Gaming also has the right to terminate the Management Agreement during the first year, but, unless it terminates for one of the reasons described in either of the next two sentences of this paragraph, Aliante Gaming would then be required to pay Station its estimated fees for that year. In addition, either party has the right to terminate the Management Agreement at any time (i) upon a breach by the other party, subject to any applicable notice and/or cure rights, or (ii) if such first party, any of its members or managers, or any of their respective affiliates or any of the shareholders, partners, managers, members, parents, officers, directors, affiliates or employees of any of the foregoing (each, an “Affected Person”) determines, in its sole, exclusive and nonreviewable discretion, that the commencement or continuation of the Management Agreement could adversely affect one or more of the actual or potential licenses or permits of one or more of the Affected Persons. Finally, Aliante Gaming may terminate the Management Agreement if at any time (a) Station engages in fraud or willful misconduct thereunder, (b) Station or any of its affiliates suffers the revocation, suspension, expiration or other loss of any license or approval required for its management of the Hotel, (c) any license or approval held by Station or any of its affiliates under any gaming laws could, in Aliante Gaming’s good-faith judgment, be revoked, suspended or jeopardized, or (d) Station or any of its affiliates has been found unsuitable by a gaming regulator or could (in Aliante Gaming’s good-faith judgment) be found unsuitable if Station or such affiliate were called forward by a gaming regulator. Aliante Gaming has the right to require Station to continue to manage the Hotel, and to provide certain transition services, for up to one year following any termination (and, if Aliante Gaming is unable to obtain the necessary licenses and approvals for a replacement manager, for up to an additional six months) (such period, the “Transition Period”).
Station has significant discretion under the Management Agreement in managing the Hotel, subject to compliance with budgetary and other restrictions and with Aliante Gaming’s rights thereunder to review, approve, receive notice of or information or materials about, and/or consult with Station about, specified matters.
Station is entitled under the Management Agreement to receive (i) a monthly base management fee equal to one percent of the gross revenues from the Hotel, (ii) an annual incentive management fee payable quarterly equal to seven-and-one-half percent of positive earnings before interest, taxes, depreciation and amortization (“EBITDA”) up to and including $7,500,000 and ten percent of EBITDA in excess of $7,500,000, and (iii) subject to certain limitations, reimbursement of expenses (including with respect to shared services, as defined therein).
The foregoing description of the Management Agreement is qualified in its entirety by reference to the copy of the Management Agreement filed as Exhibit 10.2 to this Current Report, which is incorporated by reference herein.
License Agreement
On the Effective Date, Aliante Gaming entered into a license agreement (the “License Agreement”) with Station for use of the “STATION” trademark. Station grants to Aliante Gaming a non-exclusive, non-transferable, royalty-free, limited scope license to use certain trademarks owned by Station in connection with the Hotel. The term of the license will continue in effect until the termination of the Management Agreement; provided, that if Aliante Gaming elects to cause Station to provide transition services under the Management Agreement, then the license will continue in effect for as long as the Transition Period is in effect. Station may terminate the license if Aliante Gaming fails to meet the quality standards applicable to the use of the trademarks and fails to cure any such failure within thirty (30) days. The license provides that Aliante Gaming will own all right, title and interest in any composite trademarks consisting of “STATION” or “STATION CASINOS,” on the one hand, and “ALIANTE” or any other mark, on the other hand; provided, that upon termination of the License Agreement, Aliante Gaming must cease and desist using all such composite marks and immediately cancel or withdraw any trademark applications or registrations for any composite marks.

The foregoing description of the License Agreement is qualified in its entirety by reference to the copy of the License Agreement filed as Exhibit 10.3 to this Current Report, which is incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets
Overview
On the Effective Date, all of the outstanding equity interests in Aliante Gaming were contributed to the Company by the Lenders in exchange for the issuance of the Company’s membership interests and Senior Secured Loans. These transactions, referred to as the “Restructuring Transactions,” were effected pursuant to the Order Confirming Debtors’ First Amended Joint Plan of Reorganization (the “Order”), confirming the amended joint plan of reorganization, as modified by the Findings of Fact and Conclusions of Law in Support of Order Confirming Debtors’ First Amended Joint Plan of Reorganization (the “Findings of Fact”) entered contemporaneously with the Order (the amended joint plan of reorganization as modified by the Findings of Fact, the “Plan”). The Restructuring Transactions are described in the Company’s registration statement on Form 10, originally filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2011, File No. 000-544810 (the “Original Filing”), as amended by an amendment filed on September 23, 2011, and withdrawn on October 7, 2011. The Company re-filed the registration statement on Form 10 with the SEC on October 21, 2011, File No. 000-544810 (the “Registration Statement”), as amended by Amendment No. 1 to the Registration Statement filed on October 28, 2011 (“Amendment No. 1”). The Registration Statement was declared effective by the SEC on October 31, 2011. Except as set forth below, the information that would be required if the Company were filing a registration statement on Form 10 upon the consummation of the Restructuring Transactions is contained in the Registration Statement, which is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table shows each person who, as of the Effective Date, owned beneficially more than 5% of the Company’s membership interests (“Common Units”).

		Percentage of
	Number of	Outstanding
Name and Address	Common Units	Common Units
Apollo ALST Holdco, LLC(1)	85,086	19.696%
North LV Holdco, LLC(2)	123,828	28.663%
TPG ALST Holdco, L.L.C.(3)	85,086	19.696%
Merrill, Lynch, Pierce, Fenner & Smith Inc.(4)	22,800	5.278%
Credit Agricole Leasing (USA) Corporation(5)	25,095	5.809%
Halcyon Master Fund L.P.(6)	38,727	8.964%
NYBEQ LLC(7)	35,134	8.133%
Soohyung Kim(8)	0	*
James Coulter(8)	0	*
Ellis Landau(8)	0	*
Eugene Davis(8)	0	*
Nicholas Singer(8)	0	*
Matthew Dillard(8)	0	*
All executive officers and directors as a group (5 persons)		*

*	Indicates less than 1%.

(1)	The address of Apollo ALST Holdco, LLC is c/o Apollo Management, L.P., 9 West 57th Street, 43rd Floor, New York, 10019. Apollo ALST Holdco, LLC is an affiliate of Apollo Management, L.P.

(2)	The address of North LV Holdco LLC is 650 Madison Avenue, 23rd Floor, New York, NY 10022. North LV Holdco LLC is an affiliate of Standard General LP.

(3)	The address of TPG ALST Holdco L.L.C. is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. TPG ALST Holdco L.L.C. is an affiliate of TPG Capital L.P.

(4)	The address of Merrill, Lynch, Pierce, Fenner & Smith Inc. is 214 N. Tryon St., NC1-027-15-01, Charlotte, NC 28255, Attn: Information Manager.

(5)	The address of Credit Agricole Leasing (USA) Corporation is 1301 Avenue of the Americas, New York, NY 10019-6022.

(6)	The address of Halcyon Master Fund L.P. is Walkers SPV, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002 Cayman Islands.

(7)	The address of NYBEQ LLC is c/o Natixis 9 West 57th Street, 15th Floor, New York, NY 10019. NYBEQ LLC is an affiliate of Natixis.

(8)	The address of such person is c/o ALST Casino Holdco, LLC, 2711 Centerville Road, Suite 400, Wilmington DE, 19808.
Recent Sales of Unregistered Securities
Pursuant to the Plan, on the Effective Date, we issued an aggregate of 432,004 units of Common Units to the Lenders in exchange for contribution by the Lenders of all of the equity in Aliante Gaming.
Pursuant to the terms of the Plan, the offer, sale and issuance of the Common Units to the Lenders are exempt from Section 5 of the Securities Act of 1933, or the Securities Act, and from any other state or local law requiring registration or licensing of an issuer of a security, pursuant to section 1145 of the Bankruptcy Code.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On the Effective Date, the following persons were appointed to the Company’s board of managers: Soohyung Kim, James Coulter, Ellis Landau and Eugene Davis. The information regarding such directors contained in Item 5 of the Registration Statement is incorporated herein by reference.
On the Effective Date, James Coulter resigned from the Company’s board of managers. Pursuant to Section 5.3 of the Operating Agreement (as defined below), TPG ALST Holdco L.L.C. appointed Matthew Dillard to replace James Coulter on the Company’s board of managers. Mr. Dillard is a Vice President in TPG Opportunities Partners. Prior to joining TPG, Mr. Dillard worked as a distressed credit and equity analyst at Silver Point Capital. Mr. Dillard began his career in the Technology, Media and Telecom Group of Lazard. He received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania. Mr. Dillard will bring experience in finance and work as an analyst of companies in distressed situations to our Board of Managers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The first amended and restated operating agreement of the Company (the “Operating Agreement”) was entered into on the Effective Date. A description of the Operating Agreement is contained in the Registration Statement, which is incorporated herein by reference. The Operating Agreement is attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
Item 15 of the Registration Statement is incorporated herein by reference.
(d)	Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1	Amended and Restated Operating Agreement of ALST Casino Holdco, LLC

10.1	Credit Agreement, dated as of November 1, 2011, by and among Aliante Gaming, LLC, ALST Casino Holdco, LLC, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto.

10.2	Management Agreement, dated as of November 1, 2011, by and between ALST Casino Holdco, LLC and Station Casinos, LLC.

10.3	License Agreement, dated as of November 1, 2011, by and between ALST Casino Holdco, LLC and Station Casinos, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALST CASINO HOLDCO, LLC

Date: November 4, 2011	By:	/s/ Soohyung Kim

Soohyung Kim
Secretary